Exhibit 10.22

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

DIVERSE·MARINE

COWES - ISLE OF WIGHT

AGREEMENT FOR THE CONSTRUCTION OF A NEW VESSEL
'Hydronaut 2', Diverse Marine 18m Hydronaut Class
Reference YARD NUMBER DM-2341

THIS DOCUMENT IS INTENDED TO CREATE A LEGALLY BINDING CONTRACT. BEFORE SIGNING IT YOU ARE ADVISED TO TAKE INDEPENDENT LEGAL ADVICE AND FOLLOWING SUCH ADVICE, IF NECESSARY, TO AMEND THE TERMS TO REFLECT THE TERMS THE PARTIES WISH TO AGREE.

Build Number: DM-2341
This Agreement is made on the 14th February 2022

BETWEEN

1) Diverse Marine Ltd. a limited company registered in England (registered address Castle Court, 1 Castle Street, Portchester, Fareham, Hampshire, PO16 9QD; registration Number GB 11377970) whose manufacturing address is Medina Yard, Pelham Road, Cowes, Isle of Wight, PO31 7PG (known as "the Builder")

AND

2) Nauticus Robotics. a public company incorporated and registered in the United States of America (registration number 0801963930) whose principal place of business is 17146 Feathercraft Lane, Webster, Texas TX77598 (known as "the Purchaser")

1. Agreement and Specification of the Vessel

1.1 The Builder agrees to construct, and the Purchaser agrees to buy the boat which is described in the Specification set out in Annex 1 (the "**Specification**") to include the Acceptance KPI's, and any drawings and plans, (the "**Boat**") and in accordance with the terms of this Agreement.

1.2 The Specification and any drawings and plans shall be signed by the Parties.

1.3 If there is any inconsistency between the drawings and plans on the one hand and the Specification on the other, the Specification shall prevail. If there is any inconsistency between the Specification and this Agreement, the terms of this Agreement shall prevail.

1.4 The Vessel shall be constructed, surveyed, tested and delivered in compliance with the applicable laws, rules, regulations and requirements of the Classification Society and the Regulatory Authorities. All costs, fees and charges incidental to and in respect of compliance with the applicable laws, rules, regulations and requirements of the Classification Society or Regulatory Authorities referred to above shall be for the Builder's cost and expense.

2. Modifications and changes to the Specification

2.1 The Builder may make minor changes to the Specification, which do not adversely affect the Boat's performance or the requirements of the classification society or regulatory authorities and will consult with the Purchaser on such changes which shall not be unreasonably withheld or delayed but, otherwise, no modifications or changes to the Specification, Delivery Date or Contract Price shall be binding on the Parties unless and until they have been set out in writing and signed by the Parties or its authorised representatives.

2.2 The Builder shall have the right to decline any modification or change to the Specification or plans requested by the Purchaser after the signing of this Agreement except for reasonable, minor changes improving or simplifying the build which will be fairly considered and discussed on their merits by both parties.

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3. **Contract Price and Payment**

3.1 The price of the Boat is the Contract Price set out in Annex 2 together with the cost of any extras, modifications or changes to the Specification agreed between the Parties after the date of this Agreement and, if applicable, VAT.

3.2 The Purchaser agrees to pay the Contract Price by instalments as set out in Annex 2 and as provided in this Agreement.

3.3 The Builder shall give the Purchaser seven (7) days' notice of the anticipated date of completion of each stage of construction as provided in Annex 2. On achievement of stage completion, the Purchaser shall certify that the stage has been satisfactorily completed (the "**Stage Certificate**"), such certification not to be unreasonably withheld, whereupon the relevant stage payment will become due and payable in full without discount, deduction or set off seven days from such date.

3.4 The Contract Price shall not be subject to any increase, except for modifications or changes agreed between the Parties or a change in the rate of VAT. Such modifications to be charged at a fixed labour rate of £40 per hour and materials and consumables to be charged at cost plus 10%.

3.5 If the Contract Price is increased in accordance with Clause 3.4, the Builder shall be entitled to require payment of that increase in the Contract Price by way of increase of one or more of the remaining Stage Payments.

4. **Unpaid Instalments**

4.1 If the Purchaser fails to pay the full amount of any Stage Payment or other sum due to the Builder on the due date, the Builder shall be entitled to stop construction of the Boat until all outstanding sums due to the Builder have been paid in full, and the Delivery Date shall be extended by the period of the delay in payment.

4.2 If the Purchaser's failure to pay any sums due to the Builder continues for fourteen (14) days after the due date, the Builder shall be entitled to charge interest at one percent (1%) over the Bank of England base rate, calculated from the dates upon which the payments were due.

4.3 After a further period of twenty eight (28) days' delay, the Builder shall, without affecting any of its other rights, be entitled:

4.3.1 to require immediate payment from the Purchaser of the full balance of the Contract Price then remaining (including any interest earned under Clause 4.2 above) and to complete the construction of the Boat; or, as a last resort after exhausting all other options:

4.3.2 to terminate this Agreement and to sell the Boat pursuant to Clause 10.2;

4.4 Legitimate non-payment by the Purchaser caused by lack of progress under Clause 3.3.1.1 does not permit the Builder to invoke any perceived rights that might otherwise applicable under this clause

5. **Acceptance Trial and Delivery**

5.1 The Boat shall be completed and ready for Delivery at the place and on the date stated in Annex 3 or on such later date as may be determined in accordance with the terms of this Agreement (the "**Delivery Date**").

5.2 Unless otherwise agreed between the Parties, the Boat shall, at the Builder's expense, be taken on a trial trip before Delivery (the "**Acceptance Trial**"). The Builder shall give the Purchaser at least fourteen (14) days' written notice of the date, place and approximate duration of the Acceptance Trial. If the

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date is not convenient to the Purchaser, the Parties will agree an alternative date not more than one (1) week after the date initially proposed by the Builder.

5.3 If any defects in workmanship or materials or deviations from the Specification are found during the Acceptance Trial then the Builder shall rectify them without delay and shall carry out a further Acceptance Trial following the procedure set out in Clause 5.2.

5.4 If the Purchaser fails to attend the first Acceptance Trial, the Builder shall carry out a further Acceptance Trial following the procedure set out in Clause 5.2.

5.5 If the Purchaser fails to attend the second (or any subsequent) Acceptance Trial and the Parties fail to agree an alternative date for a subsequent Acceptance Trial, the Builder may certify to the Purchaser in writing that a satisfactory Acceptance Trial is deemed to have taken place (the "**Acceptance Certificate**").

5.6 At the satisfactory conclusion of an Acceptance Trial, the Purchaser shall sign the Certificate of Delivery and Acceptance in the form provided in Annex 4. The final balance of the Contract Price shall become due and payable immediately upon signature of the Certificate of Delivery and Acceptance or upon provision by the Builder to the Purchaser of the Acceptance Certificate referred to in Clause 5.5 or upon the Purchaser's wrongful failure or refusal to sign the Certificate of Delivery and Acceptance (the "**Acceptance**"). The **Acceptance Certificate** signature date is the date for calculation under Annex 3.

5.7 From the moment of the Purchaser's signature of the Certificate of Delivery and Acceptance or the Builder's signature of the Acceptance Certificate (as the case may be), the Boat and all its gear and equipment shall be the responsibility and at the risk of the Purchaser, who will be immediately responsible for insuring it.

5.8 The Purchaser's signature of the Certificate of Delivery and Acceptance will (save for any matters listed in the Certificate of Delivery and Acceptance) or the Builder's signature of the Acceptance Certificate (as the case may be) constitute evidence that the Boat complied with the Specification at the time of delivery.

5.9 The Purchaser shall take Delivery of the Boat upon signature by the Purchaser of the Certificate of Delivery & Acceptance or upon signature by the Builder of the Acceptance Certificate (as the case may be), and immediately upon payment of the final balance of the Contract Price and any other sums owing to the Builder by the Purchaser. If the Purchaser fails to take Delivery of the Boat or fails to pay any outstanding sums due to the Builder without good reason then, in addition to any other rights which the Builder may have, the Builder shall be entitled to require the Purchaser to pay the reasonable berthing and/or storage charges together with any other expenses reasonably incurred by the Builder, including insurance, maintenance and lifting of the Boat in or out of the water until actual delivery shall take place.

5.10 Upon Delivery of the Boat the Builder will provide the Purchaser with a Builder's Certificate, a receipted VAT invoice (if applicable) and any other documents listed in Annex 5.

5.11 The Purchaser and the Builder expressly agree that the Builder shall not be responsible for investigating or otherwise ensuring that the Purchaser is competent and experienced in the proper control and navigation of the Boat. A list of boat handling and training establishments is available from the Royal Yachting Association.

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6. Delays and Extensions of Time (Force Majeure)

6.1 The boat is to be delivered by 19th January 2023 (see Annex 3) If construction of the Boat is delayed directly or indirectly due to any cause beyond the Builder's reasonable control then the Delivery Date shall be extended by the period of time during which that delaying cause continues. Force Majeure events are defined as:

1. acts of God;
2. any government requisition, control, intervention, requirement or interference;
3. threat or act of war, warlike operations, terrorism or the consequences thereof;
4. riots, civil commotions, blockades or embargoes;
5. epidemics;
6. earthquakes, landslides, floods, tidal waves or extraordinary weather conditions;
7. strikes, lockouts or other industrial action, but only if of a general nature and not limited solely to the Builder and/or the Sub-contractors or their employees;
8. fire, accident, explosion (whether in the Shipyard or elsewhere);
9. any interruption to the supply of public utilities to the Builder;
10. any other cause of a similar nature to the above beyond the control of the Builder or its named Sub-contractors;
11. Coronavirus disease (COVID-19) or severe acute respiratory syndrome coronavirus 2 (SARS-CoV-2) or any mutation or variation of the former to cover events outside of the builders direct control for example delays or cost increases from supply chain and contractors as a direct result of the above.

6.1.1 **It is agreed the following events are not to be construed as Force Majeure:**
1) a fire, accident or explosion caused by negligence or mismanagement of the builder
2) any interruption to the supply of public utilities to the Builder caused by failure to pay utility bills or through negligence or mismanagement

6.2 The Builder shall give the Purchaser written notice of any event in respect of which the Builder claims to be entitled to an extension of time:

6.2.1 within seven (7) days of its commencement, stating the date on which the delay commenced, the cause of it and its estimated duration; and

6.2.2 within seven (7) days of its end, stating the date on which it ended and the total period of the extension to the Delivery Date.

6.3 If the Builder's premises, plant, machinery or equipment shall be so damaged by the operation of a delaying cause for which the Builder is not responsible so as to make it impracticable or impossible for the Builder to complete the construction of the Boat in a timely manner, the Builder may, at its option and in any event within twenty one (21) days of the operation of the delaying cause, cancel this Agreement by notice in writing to the Purchaser, whereupon the Purchaser shall be entitled by written election either:

6.3.1 to take over and complete the Boat without further liability on the Builder whereupon the Purchaser shall pay to the Builder all sums then due, whether by way of the Stage Payments or otherwise; or

6.3.2 to require repayment of all Stage Payments paid by the Purchaser to the Builder up to that date, and upon such repayment, title in the Boat and all materials and equipment appropriated to the Boat shall re-vest in the Builder.

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7. Access to the Boat and to Builder's Premises

7.1 The Purchaser shall have the right to inspect the progress of construction of the Boat as the Purchaser sees fit which shall include any of the Builder's subcontracted scopes subject to the following conditions:

7.1.1 inspections shall take place during the Builder's normal business hours;

7.1.2 inspections shall be on reasonable notice –as to the timing, identity and authority of the persons attending – and subject to the consent of the Builder (such consent not to be unreasonably withheld);

7.1.3 the Builder shall be entitled to accompany the Purchaser or his representative(s) and require strict observance of the Builder's insurance requirements, Health and Safety policy and other regulatory requirements;

7.1.4 access shall extend only to those parts of the Builder's premises necessary for the inspection of the Boat and/or the materials and equipment intended for the Boat; and

7.1.5 the length, timing or frequency of such inspections shall not unreasonably interfere with the Builder's construction programme.

7.2 During such inspections and while at the Builder's premises or on the Boat, the Purchaser and his representative(s) shall observe all current rules and regulations applied by and to the Builder and its premises.

8. Warranties

8.1. In addition to the Purchaser's statutory rights, the warranties in Clause 8.2 shall apply.

8.2. Subject to the conditions which are set out at Clause 8.3, the Builder warrants to the Purchaser that the Boat will:

8.2.1 be of satisfactory quality and fit for the purpose made known to the Builder prior to the date of this Agreement whether or not such purpose is one for which the Boat is commonly supplied;

8.2.2 correspond with the Specification and any agreed variations, additions or modifications to the Specification;

8.2.3 be free from defects in materials and workmanship for a period of twelve (12) months from Delivery;

8.2.4 comply with all legislative requirements and regulations relating to the sale of the Boat in the UK and European Union for any purpose made known under Clause 8.2.1 above; and

8.2.5 comply with any other requirements or regulations which may be agreed between the Parties or its authorised representatives.

8.3 The Purchaser's statutory rights and the warranties set out in Clause 8.2 shall be subject to the following conditions:

8.3.1 the Builder shall have no liability for any defect or regulatory non-conformity in the Boat which arises directly as a result of the Builder's adherence to any part of the Specification which is specified, supplied or developed by the Purchaser or his agents;

8.3.2 the Builder shall be given the opportunity to repair or replace any defect or deficiency in workmanship, materials or equipment or any failure to conform with the Specification. Such repair or replacement shall be carried out by the Builder at its premises without cost to the Purchaser or, where that is not convenient to the Parties, for example where the vessel is working and the defects are small in nature, with no need to lift the vessel from the water, then the Builder shall travel to the vessel to rectify agreed defects. Where work is carried out away from the Builders premises the travel and accommodation expenses are to be for the Purchasers account. The Builder may decide to pay the reasonable cost of having such work carried out elsewhere by a third party such as one located at the Purchasers base port for the contract that it is on. In this case it is only done with the prior authorisation of the Builder and issuance of a purchase order from the Builder to the nominated contractor. No work will be paid for without a valid purchase order from the Builder;

8.3.3 the Purchaser shall notify the Builder in writing as soon as reasonably practicable on discovery of any alleged defect or deficiency and the Builder or its agent shall have the right to inspect the Boat including the right to carry out sea trials to enable the Builder or its agent to examine or assess the extent of the alleged defect or deficiency. The expense of any such trials shall be borne by the Builder if the defect is shown to be one of workmanship or materials.

9. Insurance

9.1 The Builder shall insure the Boat (together with all equipment and materials installed or intended for it and within the Builder's premises including the equipment 'free issued' by the Purchaser) from the date of this Agreement until the date of Delivery, noting, insofar as possible, the Purchaser's interest in the Boat. Please also see Clause 22.

9.2 Such insurance shall be affected with a reputable insurer for a sum equal to the replacement cost of the completed Boat (to a value of £3.25million inclusive of the free issued items) and shall include the cost of any additions or variations to the Specification which have been agreed between the Parties.

9.3 Such insurance shall be on terms no less favourable than the Institute Clauses for Builder's Risks published by the Institute of London Underwriters, as applicable from time to time. Documentary evidence of such insurance, its terms and conditions and proof of payment of the premium shall be provided to the Purchaser on request.

9.4 In the event that the Boat, equipment or materials sustain damage at any time before Delivery, any monies received in respect of the insurance shall be receivable by the Builder and shall be applied by it in making good such damage in a reasonable and workmanlike manner and the Delivery Date shall be extended by such period as shall be reasonably necessary to affect the necessary repairs. The Purchaser shall not be entitled to reject the Boat, equipment, or materials on account of such damage or repairs or to make any claim in respect of any resultant depreciation. If the Boat is declared an actual or constructive total loss the Purchaser shall have the option, to be exercised within twenty-eight (28) days of the loss, of cancelling this Agreement in which event the insurance money to the value of Stage Payments already paid shall be paid direct to the Purchaser by the insurers and the Purchaser will abandon all rights under the said insurance to the Builder. This Agreement will then terminate in all respects as if it had been duly completed and the Purchaser shall have no further right to claim against the Builder.

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10. Termination

10.1 Either Party shall be entitled to terminate this Agreement by written notice if;

10.1.1 the other Party becomes insolvent or initiates or becomes subject to any formal insolvency procedure or, in the case of an individual, is declared bankrupt or makes any arrangement with or for the benefit of their creditors.

10.1.2 the other Party has breached a fundamental term of this Agreement and has been given written notice of the need to correct the breach but has failed to do so within twenty eight (28) days of that written notice and has not referred the matter to dispute resolution under the provisions of Clauses 18 and 0.

10.2 If the Builder exercises its right to terminate this Agreement under this Clause 10, title to the Boat shall pass to the Builder and the Builder shall be entitled to sell the Boat, the materials and the equipment and/or any other property of the Purchaser in the possession of the Builder for the purpose of the construction of the Boat. The Builder shall give the Purchaser twenty-eight (28) days' written notice of its intention to sell the Boat and/or other property and such notice shall give details of the reasons for the sale including details of any sums due and payable to the Builder together with details of the proposed method of sale. Following the sale of the Boat and/or other property the Builder shall repay to the Purchaser the balance of the proceeds of sale after deduction of all sums owing to the Builder and all reasonable legal or other expenses including, but not limited to, the costs of sale and maintenance and storage charges incurred by the Builder.

10.3 Where this Agreement is governed by English law, in addition to any other rights contained in this Agreement, the provisions of the Torts (Interference with Goods) Act 1977 (the "**Act**") shall apply in relation to an uncollected Boat and/or other property. This Act confers a Right of Sale on the Builder in circumstances where the Purchaser fails to collect or accept delivery of goods (which includes the Boat and any other property). Such sale will not take place until the Builder has given notice to the Purchaser in accordance with the Act. For the purpose of the Act it is recorded that:

10.3.1 the Builder's obligation to the Purchaser as custodian of the Boat and other property ends on the expiry or termination of this Agreement.

10.3.2 the place for Delivery and collection of the Boat shall be at the Builder's premises.

10.4 The Purchaser shall co-operate with the Builder insofar as may be necessary to affect a sale of the Boat including signing or confirming any authority or instructions.

10.5 Termination under this Clause 10 shall not affect any other rights or remedies which the Parties may have.

10.6 All 'free issued' items by the Purchaser will remain the property of the Purchaser, be marked with the Purchasers name and be returned in the event of Builders insolvency. See also Clause 22.

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10.7 The Purchaser shall have the right to terminate this Contract forthwith upon giving notice in the event that: the Builder fails to perform any work relating to the construction of the Vessel for a running period of at least 30 days. If this Contract is terminated by the Purchaser, the Builder shall release the Purchaser from the obligations of this Contract upon payment of the next non-issued Stage Payment Installation (invoice to be raised by the Builder without delay) as provided in Annex 2. On the Builders receipt of payment, the Builder shall release the Purchaser from the claim provided in Clause 11.1 and all materials, gear or equipment bought or appropriated to the Agreement can be collected within 5 working days. Storage costs will be charged beyond this date and be paid prior to collection.

11. Ownership of the Boat

11.1 The Boat and/or all materials and equipment purchased or appropriated from time to time by the Builder specifically for its construction (whether in its premises, upon the water or elsewhere) shall become the property of the Purchaser upon payment to the Builder of the 1st Stage Payment. As and from that date, title in additional materials, gear and equipment bought for or appropriated to the Agreement shall pass to the Purchaser upon such purchase or appropriation. The Builder shall, however, have a claim (known as a "lien") over and be entitled to retain possession of the Boat and any materials or equipment purchased for or appropriated to the construction until it has received full payment of all sums due to it under this Agreement and any variations, whether invoiced or not excluding those free issued items supplied by the Purchaser. Title in any materials or equipment rejected by the Purchaser or otherwise not used in construction of the Boat shall immediately pass back to the Builder.

11.2 The Builder shall, so far as it is reasonably practicable to do so, mark all individual items of equipment and materials which are purchased for or appropriated to the construction of the Boat.

11.3 The Purchaser shall not without the prior written consent of the Builder (which shall not be unreasonably withheld) sell, assign, pledge or otherwise charge this Agreement or any rights arising under it, or the Boat itself by way of security for any indebtedness prior to Delivery except for the sole purpose of obtaining a loan to finance the construction of the Boat. If the Purchaser charges the Boat in breach of the terms of this Clause 11.3, the full balance of the Contract Price shall become immediately due and payable without affecting any other rights or remedies of the Builder.

12. Consumer Rights

12.1 If:

12.1.1 the Builder is acting in the course of his/her trade;

12.1.2 the Purchaser is a consumer for the purposes of the Consumer Contract (Information, Cancellation and Additional Charges) Regulations 2013; and

12.1.3 this Agreement is a distance or off-premises contract for the purposes of the Consumer Contract (Information, Cancellation and Additional Charges) Regulations 2013,

the Purchaser may be entitled to cancel this Agreement within fourteen (14) days from the day on which the Purchaser acquires physical possession of the Boat (the "**Cancellation Period**"). If this right to cancel this Agreement is exercised by the Purchaser, the Purchaser shall bear the cost (if any) of transporting and redelivering it to the Builder, as well as any other relevant charges as may be notified to the Purchaser by the Builder. If, as a result of the Purchaser's handling of the Boat, beyond what is necessary to establish the nature, characteristics and functioning of the Boat, the Boat's value is diminished by any amount, the Builder may recover that amount (up to the Purchase Price) from the Purchaser.

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13. Third Party Rights

13.1 A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

14. Copyright

14.1 Any copyright or similar protection in manuals, drawings, or plans, specifications, including the Specification, prepared by the Builder or its employees or agents, shall at all times remain the property of the Builder. Any copyright or similar protection in manuals, drawings or plans including the specification provided by the Purchaser or it's chosen vessel designer remain the property of the Purchaser.

15. Notices

15.1 Any notice to be served under this Agreement on either Party shall be in writing and shall be sufficiently served if delivered personally or posted by recorded delivery to the address set out in this Agreement (unless the Party has by written notice to the other Party substituted a different address in England as the notice address). Any posted notice shall be deemed to have been received on the third business day after the time of posting.

15.2 Notices may also be served by e-mail or fax, in which case they shall be deemed received upon despatch if despatch was on a business day in the United Kingdom and within 0900-1700 hours UTC and there was no delivery failure notice. If despatched before 0900 hours UTC on a business day, the notice shall be deemed received at 0900 hours UTC that day. If despatched after 1700 hours UTC on a business day or on any non-business day, the notice shall be deemed received at 0900 hours UTC on the next business day.

Address for notices:
Diverse Marine Ltd
Medina Yard, Pelham Road, Cowes, Isle of Wight, PO31 7PG, United Kingdom
FAO Mr Ben Colman
e-mail: bencolman@diversemarine.co.uk
Tel : +44 1983 300656

Nauticus Robotics
17146 Feathercraft Lane, Webster, TX77598, United States of America
FAO Mr Todd Newell
e-mail: tnewell@nauticusrobotics.com
Tel : +1 832 577 8234

16. Entire Agreement

16.1 This Agreement constitutes the entire agreement between the Parties and supersedes any previous arrangement, understanding or agreement between them relating to the subject matter of the Agreement.

16.2 Each Party acknowledges that, in entering into the Agreement it does not rely on any statement, representation, assurance or warranty of any person (whether a party to the Agreement or not) other than as expressly set out in the Agreement.

16.3 Nothing in this Clause 16 shall limit or exclude any liability for fraud.

16.4 Any variations or alterations to this Agreement must be in writing and signed by the Parties.

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16.5 This Agreement may be executed by the Parties in any number of counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other party.

17. Interpretation

17.1 The construction and meaning of this Agreement is not to be affected by any headings.

17.2 To the extent that the terms of this Agreement contradict any laws on consumer rights, the rights conferred on any Party who is a consumer shall remain unaffected.

17.3 If any provision of this Agreement is deemed for any reason to be invalid, void or deleted, the Agreement shall nonetheless remain in full force and effect as if such provision had not originally been included. In such circumstances, the Parties shall negotiate in good faith in order to agree the terms of a mutually acceptable and satisfactory alternative provision in place of the invalid, void or deleted provision. If such agreement cannot be reached, the Agreement shall remain in full force and effect without such provision.

18. Law & Jurisdiction

18.1 If the Purchaser is not a consumer for the purposes of the Consumer Contract (Information, Cancellation and Additional Charges) Regulations 2013:-

18.1.1 This Agreement and any non-contractual obligations arising out of, or in connection with, this Agreement shall be governed by and construed in accordance with:

18.1.1.1 English law, if the principal place of business of the Builder is in England; or
18.1.1.2 Scots law, if the principal place of business of the Builder is in Scotland.

18.2 If the Purchaser is a consumer for the purposes of the Consumer Contract (Information, Cancellation and Additional Charges) Regulations 2013:-

18.2.1 This Agreement and any non-contractual obligations arising out of, or in connection with, this Agreement shall be governed by and construed in accordance with:

18.2.1.1 English law, if the principal place of residence of the Purchaser is in England; or
18.2.1.2 Scots law, if the principal place of residence of the Purchaser is in Scotland.

18.3 Subject to Clause 19. below, the Parties irrevocably agree that any and every dispute (and any non-contractual obligations, as aforesaid) arising out of or in connection with this Agreement shall be subject to the non-exclusive jurisdiction of the English courts.

18.4 A dispute on a technical issue may, with the agreement of both Parties, be referred to a single surveyor who shall be independent of the Parties and whose identity and terms of reference shall be agreed by the Parties or, in default of agreement by the Parties within seven (7) days from receipt of the written notice from one of the Parties for such a referral, a surveyor shall be appointed from an independent Naval Architect, Walker Marine Design Ltd.

18.5 A surveyor appointed or nominated under Clause 18.4 shall act as an expert and not as an arbitrator and his written decision shall be final and binding upon the Parties and his fees and expenses shall be borne equally by the Parties.

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18.6 For the purposes of Clause 18.4, technical issues include, by way of example, whether a Stage Payment is due, the operation or duration of a delaying event, whether for the purposes of the insurance the Boat has suffered damage, and the Boat's conformity with the Specification.

19. Arbitration

19.1 Any dispute arising out of or in connection with this Contract shall be referred to arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof save to the extent necessary to give effect to the provisions of this Clause.

19.2 The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (LMAA) Terms current at the time when the arbitration proceedings are commenced.

19.3 The reference shall be to three arbitrators. A Party wishing to refer a dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other Party requiring the other Party to appoint its own arbitrator within fourteen (14) calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other Party appoints its own arbitrator and gives notice that it has done so within the fourteen (14) days specified. If the other Party does not appoint its own arbitrator and give notice that it has done so within the fourteen (14) days specified, the Party referring a dispute to arbitration may, without the requirement of any further prior notice to the other Party, appoint its arbitrator as sole arbitrator and shall advise the other Party accordingly. The award of a sole arbitrator shall be binding on both Parties as if he had been appointed by agreement.

19.4 Nothing herein shall prevent the Parties agreeing in writing to vary these provisions to provide for the appointment of a sole arbitrator.

19.5 In cases where neither the claim nor any counterclaim exceeds the sum of £75,000 (or such other sum as the Parties may agree) the arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at the time when the arbitration proceedings are commenced.

20. Subcontracting

20.1 The Builder may employ the Sub-contractor Aluminium Marine Consultants for fabrication and Boat Electrics & Electronics or electrical/electronic works. Otherwise except for minor work, the Builder shall not employ other sub-contractors without the Purchaser's approval, which shall not be unreasonably withheld. Notwithstanding any sub-contracting, the Builder shall remain fully responsible for the due performance of all such work as if undertaken by the Builder.

21. Reporting

21.1 As soon as possible and not later than ten (10) days after the effective date of the Contract the Builder shall provide the Purchaser with a detailed build timeline. The timeline will be continually updated as the build progresses and issued to the Purchaser on fortnightly basis highlighting any areas of delay or concern.

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22. Free Issue Items

22.1 The Builder shall safely store and handle the Purchasers free-issue items after delivery thereof at a warehouse or other storage facility at the Shipyard and shall, at its own cost, expense and responsibility, install them in or on the Vessel in accordance with the Specification, provided that the Builder shall not be responsible for the quality, efficiency and/or performance of any of the items.

22.2 The items shall at all times remain the property of the Purchaser but shall be at the Builder's risk from the time of their delivery to the Shipyard until the time of their redelivery to the Purchaser whether or not as part of the Vessel.

[redacted]

ANNEX 1

SPECIFICATION

The Specification for the Boat is as set out below or as identified below and attached to this Agreement and signed by the Parties.

Contract Specification Reference & Attached
DM-2341 Vessel Specification Issue A 19-01-22

Contract General Arrangement & Attached:
21021-010101_F 11-11-21

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ANNEX 2

AGREEMENT VALUE & STAGE PAYMENT SCHEDULE

Contract Value: [redacted] (Great British Pounds)

DM Gratuities:

- 1 x 1:30 Scale Model

Nauticus Robotics Free Issue Equipment:

- Kongsberg Launch & Recovery System (LARS) Complete:
  - Structure
  - Rails & Track
  - Winch & Powerpack
  - Commissioning & Testing
  - Diverse Marine have allowed to bolt down equipment only
- Nauticus Robotics Aquanaut
  - Complete with all Associated Equipment & Charging
- Aquanaut Control, Monitoring & Autonomy Equipment
- WIFI Mesh System
- Cyber Security Hardware & Software Costs
- Operational Equipment & Anything Not Specifically Mentioned in the Specification

Stage Payment Schedule:

Boat Name		Value	Delivery
Hydronaut 2 (HY2)		[redacted]	10/02/2023

Stage Description	%	Value	Indicative Payment	Supporting Information for Payment
Deposit	10%	[redacted]	Feb-22	Signed Contract
Completion of Marine Kit Design & Drawing Package	5%		Mar-22	Shipyard Declaration Supported by GMD Information
Aluminium Kit Arrival	5%		May-23	Shipyard Declaration, Photographs & Quality Certificates
Frames Complete & Keels Standing	15%		Jun-23	Shipyard Declaration & Photographs
Hull Structure Complete	25%		Oct-23	Shipyard Declaration, Photographs & TRF Quality Form
IPS System Ready to Dispatch	15%		Oct-22	Shipyard Declaration & Supporting Golden Arrow Documentation
Installation of IPS System	15%		Dec-23	Shipyard Declaration, Photographs & TRF Quality Form
Acceptance	10%		Feb-02	Signed Acceptance Certificate

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ANNEX 3

DELIVERY DATE & LATE DELIVERY PENALTIES

Delivery Date: 10th February 2023

A3.1 If delivery takes place more than 30 days after the delivery date then for each day thereafter the Contract Price shall be reduced by the amount GBP600 per day as liquidated damages up to a maximum delay of 90 days (comprising a 30-day grace period plus 60 days). If the delay exceeds 90 days, the Purchaser shall have the option to terminate this Agreement in accordance with Clause 10.1.

DIVERSE·MARINE

COWES · ISLE OF WIGHT

ANNEX 4

CERTIFICATE OF DELIVERY & ACCEPTANCE

TO BE INSERTED

DIVERSE·MARINE
COWES · ISLE OF WIGHT

AGREEMENT FOR THE CONSTRUCTION OF A NEW VESSEL
'Hydronaut 3', Diverse Marine 18m Hydronaut Class
Reference YARD NUMBER DM-2342

THIS DOCUMENT IS INTENDED TO CREATE A LEGALLY BINDING CONTRACT. BEFORE SIGNING IT YOU ARE ADVISED TO TAKE INDEPENDENT LEGAL ADVICE AND FOLLOWING SUCH ADVICE, IF NECESSARY, TO AMEND THE TERMS TO REFLECT THE TERMS THE PARTIES WISH TO AGREE.

Build Number: DM-2342
This Agreement is made on the 14th February 2022

BETWEEN

1) Diverse Marine Ltd. a limited company registered in England (registered address Castle Court, 1 Castle Street, Portchester, Fareham, Hampshire, PO16 9QD; registration Number GB 11377970) whose manufacturing address is Medina Yard, Pelham Road, Cowes, Isle of Wight, PO31 7PG (known as "the Builder")

AND

2) Nauticus Robotics. a public company incorporated and registered in the United States of America (registration number 0801963930) whose principal place of business is 17146 Feathercraft Lane, Webster, Texas TX77598 (known as "the Purchaser")

1. Agreement and Specification of the Vessel

1.1 The Builder agrees to construct, and the Purchaser agrees to buy the boat which is described in the Specification set out in Annex 1 (the "**Specification**") to include the Acceptance KPI's, and any drawings and plans, (the "**Boat**") and in accordance with the terms of this Agreement.

1.2 The Specification and any drawings and plans shall be signed by the Parties.

1.3 If there is any inconsistency between the drawings and plans on the one hand and the Specification on the other, the Specification shall prevail. If there is any inconsistency between the Specification and this Agreement, the terms of this Agreement shall prevail.

1.4 The Vessel shall be constructed, surveyed, tested and delivered in compliance with the applicable laws, rules, regulations and requirements of the Classification Society and the Regulatory Authorities. All costs, fees and charges incidental to and in respect of compliance with the applicable laws, rules, regulations and requirements of the Classification Society or Regulatory Authorities referred to above shall be for the Builder's cost and expense.

2. Modifications and changes to the Specification

2.1 The Builder may make minor changes to the Specification, which do not adversely affect the Boat's performance or the requirements of the classification society or regulatory authorities and will consult with the Purchaser on such changes which shall not be unreasonably withheld or delayed but, otherwise, no modifications or changes to the Specification, Delivery Date or Contract Price shall be binding on the Parties unless and until they have been set out in writing and signed by the Parties or its authorised representatives.

2.2 The Builder shall have the right to decline any modification or change to the Specification or plans requested by the Purchaser after the signing of this Agreement except for reasonable, minor changes improving or simplifying the build which will be fairly considered and discussed on their merits by both parties.

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3. **Contract Price and Payment**

3.1 The price of the Boat is the Contract Price set out in Annex 2 together with the cost of any extras, modifications or changes to the Specification agreed between the Parties after the date of this Agreement and, if applicable, VAT.

3.2 The Purchaser agrees to pay the Contract Price by instalments as set out in Annex 2 and as provided in this Agreement.

3.3 The Builder shall give the Purchaser seven (7) days' notice of the anticipated date of completion of each stage of construction as provided in Annex 2. On achievement of stage completion, the Purchaser shall certify that the stage has been satisfactorily completed (the "**Stage Certificate**"), such certification not to be unreasonably withheld, whereupon the relevant stage payment will become due and payable in full without discount, deduction or set off seven days from such date.

3.4 The Contract Price shall not be subject to any increase, except for modifications or changes agreed between the Parties or a change in the rate of VAT. Such modifications to be charged at a fixed labour rate of £40 per hour and materials and consumables to be charged at cost plus 10%.

3.5 If the Contract Price is increased in accordance with Clause 3.4, the Builder shall be entitled to require payment of that increase in the Contract Price by way of increase of one or more of the remaining Stage Payments.

4. **Unpaid Instalments**

4.1 If the Purchaser fails to pay the full amount of any Stage Payment or other sum due to the Builder on the due date, the Builder shall be entitled to stop construction of the Boat until all outstanding sums due to the Builder have been paid in full, and the Delivery Date shall be extended by the period of the delay in payment.

4.2 If the Purchaser's failure to pay any sums due to the Builder continues for fourteen (14) days after the due date, the Builder shall be entitled to charge interest at one percent (1%) over the Bank of England base rate, calculated from the dates upon which the payments were due.

4.3 After a further period of twenty eight (28) days' delay, the Builder shall, without affecting any of its other rights, be entitled:

4.3.1 to require immediate payment from the Purchaser of the full balance of the Contract Price then remaining (including any interest earned under Clause 4.2 above) and to complete the construction of the Boat; or, as a last resort after exhausting all other options:

4.3.2 to terminate this Agreement and to sell the Boat pursuant to Clause 10.2;

4.4 Legitimate non-payment by the Purchaser caused by lack of progress under Clause 3.3.1.1 does not permit the Builder to invoke any perceived rights that might otherwise applicable under this clause

5. **Acceptance Trial and Delivery**

5.1 The Boat shall be completed and ready for Delivery at the place and on the date stated in Annex 3 or on such later date as may be determined in accordance with the terms of this Agreement (the "**Delivery Date**").

5.2 Unless otherwise agreed between the Parties, the Boat shall, at the Builder's expense, be taken on a trial trip before Delivery (the "**Acceptance Trial**"). The Builder shall give the Purchaser at least fourteen (14) days' written notice of the date, place and approximate duration of the Acceptance Trial. If the

date is not convenient to the Purchaser, the Parties will agree an alternative date not more than one (1) week after the date initially proposed by the Builder.

5.3 If any defects in workmanship or materials or deviations from the Specification are found during the Acceptance Trial then the Builder shall rectify them without delay and shall carry out a further Acceptance Trial following the procedure set out in Clause 5.2.

5.4 If the Purchaser fails to attend the first Acceptance Trial, the Builder shall carry out a further Acceptance Trial following the procedure set out in Clause 5.2.

5.5 If the Purchaser fails to attend the second (or any subsequent) Acceptance Trial and the Parties fail to agree an alternative date for a subsequent Acceptance Trial, the Builder may certify to the Purchaser in writing that a satisfactory Acceptance Trial is deemed to have taken place (the "**Acceptance Certificate**").

5.6 At the satisfactory conclusion of an Acceptance Trial, the Purchaser shall sign the Certificate of Delivery and Acceptance in the form provided in Annex 4. The final balance of the Contract Price shall become due and payable immediately upon signature of the Certificate of Delivery and Acceptance or upon provision by the Builder to the Purchaser of the Acceptance Certificate referred to in Clause 5.5 or upon the Purchaser's wrongful failure or refusal to sign the Certificate of Delivery and Acceptance (the "**Acceptance**"). The **Acceptance Certificate** signature date is the date for calculation under Annex 3.

5.7 From the moment of the Purchaser's signature of the Certificate of Delivery and Acceptance or the Builder's signature of the Acceptance Certificate (as the case may be), the Boat and all its gear and equipment shall be the responsibility and at the risk of the Purchaser, who will be immediately responsible for insuring it.

5.8 The Purchaser's signature of the Certificate of Delivery and Acceptance will (save for any matters listed in the Certificate of Delivery and Acceptance) or the Builder's signature of the Acceptance Certificate (as the case may be) constitute evidence that the Boat complied with the Specification at the time of delivery.

5.9 The Purchaser shall take Delivery of the Boat upon signature by the Purchaser of the Certificate of Delivery & Acceptance or upon signature by the Builder of the Acceptance Certificate (as the case may be), and immediately upon payment of the final balance of the Contract Price and any other sums owing to the Builder by the Purchaser. If the Purchaser fails to take Delivery of the Boat or fails to pay any outstanding sums due to the Builder without good reason then, in addition to any other rights which the Builder may have, the Builder shall be entitled to require the Purchaser to pay the reasonable berthing and/or storage charges together with any other expenses reasonably incurred by the Builder, including insurance, maintenance and lifting of the Boat in or out of the water until actual delivery shall take place.

5.10 Upon Delivery of the Boat the Builder will provide the Purchaser with a Builder's Certificate, a receipted VAT invoice (if applicable) and any other documents listed in Annex 5.

5.11 The Purchaser and the Builder expressly agree that the Builder shall not be responsible for investigating or otherwise ensuring that the Purchaser is competent and experienced in the proper control and navigation of the Boat. A list of boat handling and training establishments is available from the Royal Yachting Association.

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6. **Delays and Extensions of Time (Force Majeure)**

6.1 The boat is to be delivered by 19th January 2023 (see Annex 3) If construction of the Boat is delayed directly or indirectly due to any cause beyond the Builder's reasonable control then the Delivery Date shall be extended by the period of time during which that delaying cause continues. Force Majeure events are defined as:

1. acts of God;
2. any government requisition, control, intervention, requirement or interference;
3. threat or act of war, warlike operations, terrorism or the consequences thereof;
4. riots, civil commotions, blockades or embargoes;
5. epidemics;
6. earthquakes, landslides, floods, tidal waves or extraordinary weather conditions;
7. strikes, lockouts or other industrial action, but only if of a general nature and not limited solely to the Builder and/or the Sub-contractors or their employees;
8. fire, accident, explosion (whether in the Shipyard or elsewhere);
9. any interruption to the supply of public utilities to the Builder;
10. any other cause of a similar nature to the above beyond the control of the Builder or its named Sub-contractors;
11. Coronavirus disease (COVID-19) or severe acute respiratory syndrome coronavirus 2 (SARS-CoV-2) or any mutation or variation of the former to cover events outside of the builders direct control for example delays or cost increases from supply chain and contractors as a direct result of the above.

6.1.1 **It is agreed the following events are not to be construed as Force Majeure:**
1) a fire, accident or explosion caused by negligence or mismanagement of the builder
2) any interruption to the supply of public utilities to the Builder caused by failure to pay utility bills or through negligence or mismanagement

6.2 The Builder shall give the Purchaser written notice of any event in respect of which the Builder claims to be entitled to an extension of time:

6.2.1 within seven (7) days of its commencement, stating the date on which the delay commenced, the cause of it and its estimated duration; and

6.2.2 within seven (7) days of its end, stating the date on which it ended and the total period of the extension to the Delivery Date.

6.3 If the Builder's premises, plant, machinery or equipment shall be so damaged by the operation of a delaying cause for which the Builder is not responsible so as to make it impracticable or impossible for the Builder to complete the construction of the Boat in a timely manner, the Builder may, at its option and in any event within twenty one (21) days of the operation of the delaying cause, cancel this Agreement by notice in writing to the Purchaser, whereupon the Purchaser shall be entitled by written election either:

6.3.1 to take over and complete the Boat without further liability on the Builder whereupon the Purchaser shall pay to the Builder all sums then due, whether by way of the Stage Payments or otherwise; or

6.3.2 to require repayment of all Stage Payments paid by the Purchaser to the Builder up to that date, and upon such repayment, title in the Boat and all materials and equipment appropriated to the Boat shall re-vest in the Builder.

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7. **Access to the Boat and to Builder's Premises**

7.1 The Purchaser shall have the right to inspect the progress of construction of the Boat as the Purchaser sees fit which shall include any of the Builder's subcontracted scopes subject to the following conditions:

7.1.1 inspections shall take place during the Builder's normal business hours;

7.1.2 inspections shall be on reasonable notice –as to the timing, identity and authority of the persons attending – and subject to the consent of the Builder (such consent not to be unreasonably withheld);

7.1.3 the Builder shall be entitled to accompany the Purchaser or his representative(s) and require strict observance of the Builder's insurance requirements, Health and Safety policy and other regulatory requirements;

7.1.4 access shall extend only to those parts of the Builder's premises necessary for the inspection of the Boat and/or the materials and equipment intended for the Boat; and

7.1.5 the length, timing or frequency of such inspections shall not unreasonably interfere with the Builder's construction programme.

7.2 During such inspections and while at the Builder's premises or on the Boat, the Purchaser and his representative(s) shall observe all current rules and regulations applied by and to the Builder and its premises.

8. **Warranties**

8.1. In addition to the Purchaser's statutory rights, the warranties in Clause 8.2 shall apply.

8.2. Subject to the conditions which are set out at Clause 8.3, the Builder warrants to the Purchaser that the Boat will:

8.2.1 be of satisfactory quality and fit for the purpose made known to the Builder prior to the date of this Agreement whether or not such purpose is one for which the Boat is commonly supplied;

8.2.2 correspond with the Specification and any agreed variations, additions or modifications to the Specification;

8.2.3 be free from defects in materials and workmanship for a period of twelve (12) months from Delivery;

8.2.4 comply with all legislative requirements and regulations relating to the sale of the Boat in the UK and European Union for any purpose made known under Clause 8.2.1 above; and

8.2.5 comply with any other requirements or regulations which may be agreed between the Parties or its authorised representatives.

8.3 The Purchaser's statutory rights and the warranties set out in Clause 8.2 shall be subject to the following conditions:

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8.3.1 the Builder shall have no liability for any defect or regulatory non-conformity in the Boat which arises directly as a result of the Builder's adherence to any part of the Specification which is specified, supplied or developed by the Purchaser or his agents;

8.3.2 the Builder shall be given the opportunity to repair or replace any defect or deficiency in workmanship, materials or equipment or any failure to conform with the Specification. Such repair or replacement shall be carried out by the Builder at its premises without cost to the Purchaser or, where that is not convenient to the Parties, for example where the vessel is working and the defects are small in nature, with no need to lift the vessel from the water, then the Builder shall travel to the vessel to rectify agreed defects. Where work is carried out away from the Builders premises the travel and accommodation expenses are to be for the Purchasers account. The Builder may decide to pay the reasonable cost of having such work carried out elsewhere by a third party such as one located at the Purchasers base port for the contract that it is on. In this case it is only done with the prior authorisation of the Builder and issuance of a purchase order from the Builder to the nominated contractor. No work will be paid for without a valid purchase order from the Builder;

8.3.3 the Purchaser shall notify the Builder in writing as soon as reasonably practicable on discovery of any alleged defect or deficiency and the Builder or its agent shall have the right to inspect the Boat including the right to carry out sea trials to enable the Builder or its agent to examine or assess the extent of the alleged defect or deficiency. The expense of any such trials shall be borne by the Builder if the defect is shown to be one of workmanship or materials.

9. Insurance

9.1 The Builder shall insure the Boat (together with all equipment and materials installed or intended for it and within the Builder's premises including the equipment 'free issued' by the Purchaser) from the date of this Agreement until the date of Delivery, noting, insofar as possible, the Purchaser's interest in the Boat. Please also see Clause 22.

9.2 Such insurance shall be affected with a reputable insurer for a sum equal to the replacement cost of the completed Boat (to a value of £3.25million inclusive of the free issued items) and shall include the cost of any additions or variations to the Specification which have been agreed between the Parties.

9.3 Such insurance shall be on terms no less favourable than the Institute Clauses for Builder's Risks published by the Institute of London Underwriters, as applicable from time to time. Documentary evidence of such insurance, its terms and conditions and proof of payment of the premium shall be provided to the Purchaser on request.

9.4 In the event that the Boat, equipment or materials sustain damage at any time before Delivery, any monies received in respect of the insurance shall be receivable by the Builder and shall be applied by it in making good such damage in a reasonable and workmanlike manner and the Delivery Date shall be extended by such period as shall be reasonably necessary to affect the necessary repairs. The Purchaser shall not be entitled to reject the Boat, equipment, or materials on account of such damage or repairs or to make any claim in respect of any resultant depreciation. If the Boat is declared an actual or constructive total loss the Purchaser shall have the option, to be exercised within twenty-eight (28) days of the loss, of cancelling this Agreement in which event the insurance money to the value of Stage Payments already paid shall be paid direct to the Purchaser by the insurers and the Purchaser will abandon all rights under the said insurance to the Builder. This Agreement will then terminate in all respects as if it had been duly completed and the Purchaser shall have no further right to claim against the Builder.

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10. Termination

10.1 Either Party shall be entitled to terminate this Agreement by written notice if;

10.1.1 the other Party becomes insolvent or initiates or becomes subject to any formal insolvency procedure or, in the case of an individual, is declared bankrupt or makes any arrangement with or for the benefit of their creditors.

10.1.2 the other Party has breached a fundamental term of this Agreement and has been given written notice of the need to correct the breach but has failed to do so within twenty eight (28) days of that written notice and has not referred the matter to dispute resolution under the provisions of Clauses 18 and 0.

10.2 If the Builder exercises its right to terminate this Agreement under this Clause 10, title to the Boat shall pass to the Builder and the Builder shall be entitled to sell the Boat, the materials and the equipment and/or any other property of the Purchaser in the possession of the Builder for the purpose of the construction of the Boat. The Builder shall give the Purchaser twenty-eight (28) days' written notice of its intention to sell the Boat and/or other property and such notice shall give details of the reasons for the sale including details of any sums due and payable to the Builder together with details of the proposed method of sale. Following the sale of the Boat and/or other property the Builder shall repay to the Purchaser the balance of the proceeds of sale after deduction of all sums owing to the Builder and all reasonable legal or other expenses including, but not limited to, the costs of sale and maintenance and storage charges incurred by the Builder.

10.3 Where this Agreement is governed by English law, in addition to any other rights contained in this Agreement, the provisions of the Torts (Interference with Goods) Act 1977 (the "**Act**") shall apply in relation to an uncollected Boat and/or other property. This Act confers a Right of Sale on the Builder in circumstances where the Purchaser fails to collect or accept delivery of goods (which includes the Boat and any other property). Such sale will not take place until the Builder has given notice to the Purchaser in accordance with the Act. For the purpose of the Act it is recorded that:

10.3.1 the Builder's obligation to the Purchaser as custodian of the Boat and other property ends on the expiry or termination of this Agreement.

10.3.2 the place for Delivery and collection of the Boat shall be at the Builder's premises.

10.4 The Purchaser shall co-operate with the Builder insofar as may be necessary to affect a sale of the Boat including signing or confirming any authority or instructions.

10.5 Termination under this Clause 10 shall not affect any other rights or remedies which the Parties may have.

10.6 All 'free issued' items by the Purchaser will remain the property of the Purchaser, be marked with the Purchasers name and be returned in the event of Builders insolvency. See also Clause 22.

10.7 The Purchaser shall have the right to terminate this Contract forthwith upon giving notice in the event that: the Builder fails to perform any work relating to the construction of the Vessel for a running period of at least 30 days. If this Contract is terminated by the Purchaser, the Builder shall release the Purchaser from the obligations of this Contract upon payment of the next non-issued Stage Payment Installation (invoice to be raised by the Builder without delay) as provided in Annex 2. On the Builders receipt of payment, the Builder shall release the Purchaser from the claim provided in Clause 11.1 and all materials, gear or equipment bought or appropriated to the Agreement can be collected within 5 working days. Storage costs will be charged beyond this date and be paid prior to collection.

11. Ownership of the Boat

11.1 The Boat and/or all materials and equipment purchased or appropriated from time to time by the Builder specifically for its construction (whether in its premises, upon the water or elsewhere) shall become the property of the Purchaser upon payment to the Builder of the 1st Stage Payment. As and from that date, title in additional materials, gear and equipment bought for or appropriated to the Agreement shall pass to the Purchaser upon such purchase or appropriation. The Builder shall, however, have a claim (known as a "lien") over and be entitled to retain possession of the Boat and any materials or equipment purchased for or appropriated to the construction until it has received full payment of all sums due to it under this Agreement and any variations, whether invoiced or not excluding those free issued items supplied by the Purchaser. Title in any materials or equipment rejected by the Purchaser or otherwise not used in construction of the Boat shall immediately pass back to the Builder.

11.2 The Builder shall, so far as it is reasonably practicable to do so, mark all individual items of equipment and materials which are purchased for or appropriated to the construction of the Boat.

11.3 The Purchaser shall not without the prior written consent of the Builder (which shall not be unreasonably withheld) sell, assign, pledge or otherwise charge this Agreement or any rights arising under it, or the Boat itself by way of security for any indebtedness prior to Delivery except for the sole purpose of obtaining a loan to finance the construction of the Boat. If the Purchaser charges the Boat in breach of the terms of this Clause 11.3, the full balance of the Contract Price shall become immediately due and payable without affecting any other rights or remedies of the Builder.

12. Consumer Rights

12.1 If:

12.1.1 the Builder is acting in the course of his/her trade;

12.1.2 the Purchaser is a consumer for the purposes of the Consumer Contract (Information, Cancellation and Additional Charges) Regulations 2013; and

12.1.3 this Agreement is a distance or off-premises contract for the purposes of the Consumer Contract (Information, Cancellation and Additional Charges) Regulations 2013,

the Purchaser may be entitled to cancel this Agreement within fourteen (14) days from the day on which the Purchaser acquires physical possession of the Boat (the "**Cancellation Period**"). If this right to cancel this Agreement is exercised by the Purchaser, the Purchaser shall bear the cost (if any) of transporting and redelivering it to the Builder, as well as any other relevant charges as may be notified to the Purchaser by the Builder. If, as a result of the Purchaser's handling of the Boat, beyond what is necessary to establish the nature, characteristics and functioning of the Boat, the Boat's value is diminished by any amount, the Builder may recover that amount (up to the Purchase Price) from the Purchaser.

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13. Third Party Rights

13.1 A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

14. Copyright

14.1 Any copyright or similar protection in manuals, drawings, or plans, specifications, including the Specification, prepared by the Builder or its employees or agents, shall at all times remain the property of the Builder. Any copyright or similar protection in manuals, drawings or plans including the specification provided by the Purchaser or it's chosen vessel designer remain the property of the Purchaser.

15. Notices

15.1 Any notice to be served under this Agreement on either Party shall be in writing and shall be sufficiently served if delivered personally or posted by recorded delivery to the address set out in this Agreement (unless the Party has by written notice to the other Party substituted a different address in England as the notice address). Any posted notice shall be deemed to have been received on the third business day after the time of posting.

15.2 Notices may also be served by e-mail or fax, in which case they shall be deemed received upon despatch if despatch was on a business day in the United Kingdom and within 0900-1700 hours UTC and there was no delivery failure notice. If despatched before 0900 hours UTC on a business day, the notice shall be deemed received at 0900 hours UTC that day. If despatched after 1700 hours UTC on a business day or on any non-business day, the notice shall be deemed received at 0900 hours UTC on the next business day.

Address for notices:
Diverse Marine Ltd
Medina Yard, Pelham Road, Cowes, Isle of Wight, PO31 7PG, United Kingdom
FAO Mr Ben Colman
e-mail: bencolman@diversemarine.co.uk
Tel : +44 1983 300656

Nauticus Robotics
17146 Feathercraft Lane, Webster, TX77598, United States of America
FAO Mr Todd Newell
e-mail: tnewell@nauticusrobotics.com
Tel : +1 832 577 8234

16. Entire Agreement

16.1 This Agreement constitutes the entire agreement between the Parties and supersedes any previous arrangement, understanding or agreement between them relating to the subject matter of the Agreement.

16.2 Each Party acknowledges that, in entering into the Agreement it does not rely on any statement, representation, assurance or warranty of any person (whether a party to the Agreement or not) other than as expressly set out in the Agreement.

16.3 Nothing in this Clause 16 shall limit or exclude any liability for fraud.

16.4 Any variations or alterations to this Agreement must be in writing and signed by the Parties.

16.5 This Agreement may be executed by the Parties in any number of counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other party.

17. Interpretation

17.1 The construction and meaning of this Agreement is not to be affected by any headings.

17.2 To the extent that the terms of this Agreement contradict any laws on consumer rights, the rights conferred on any Party who is a consumer shall remain unaffected.

17.3 If any provision of this Agreement is deemed for any reason to be invalid, void or deleted, the Agreement shall nonetheless remain in full force and effect as if such provision had not originally been included. In such circumstances, the Parties shall negotiate in good faith in order to agree the terms of a mutually acceptable and satisfactory alternative provision in place of the invalid, void or deleted provision. If such agreement cannot be reached, the Agreement shall remain in full force and effect without such provision.

18. Law & Jurisdiction

18.1 If the Purchaser is not a consumer for the purposes of the Consumer Contract (Information, Cancellation and Additional Charges) Regulations 2013:-

18.1.1 This Agreement and any non-contractual obligations arising out of, or in connection with, this Agreement shall be governed by and construed in accordance with:

18.1.1.1 English law, if the principal place of business of the Builder is in England; or
18.1.1.2 Scots law, if the principal place of business of the Builder is in Scotland.

18.2 If the Purchaser is a consumer for the purposes of the Consumer Contract (Information, Cancellation and Additional Charges) Regulations 2013:-

18.2.1 This Agreement and any non-contractual obligations arising out of, or in connection with, this Agreement shall be governed by and construed in accordance with:

18.2.1.1 English law, if the principal place of residence of the Purchaser is in England; or
18.2.1.2 Scots law, if the principal place of residence of the Purchaser is in Scotland.

18.3 Subject to Clause 19. below, the Parties irrevocably agree that any and every dispute (and any non-contractual obligations, as aforesaid) arising out of or in connection with this Agreement shall be subject to the non-exclusive jurisdiction of the English courts.

18.4 A dispute on a technical issue may, with the agreement of both Parties, be referred to a single surveyor who shall be independent of the Parties and whose identity and terms of reference shall be agreed by the Parties or, in default of agreement by the Parties within seven (7) days from receipt of the written notice from one of the Parties for such a referral, a surveyor shall be appointed from an independent Naval Architect, Walker Marine Design Ltd.

18.5 A surveyor appointed or nominated under Clause 18.4 shall act as an expert and not as an arbitrator and his written decision shall be final and binding upon the Parties and his fees and expenses shall be borne equally by the Parties.

18.6 For the purposes of Clause 18.4, technical issues include, by way of example, whether a Stage Payment is due, the operation or duration of a delaying event, whether for the purposes of the insurance the Boat has suffered damage, and the Boat's conformity with the Specification.

19. Arbitration

19.1 Any dispute arising out of or in connection with this Contract shall be referred to arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof save to the extent necessary to give effect to the provisions of this Clause.

19.2 The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (LMAA) Terms current at the time when the arbitration proceedings are commenced.

19.3 The reference shall be to three arbitrators. A Party wishing to refer a dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other Party requiring the other Party to appoint its own arbitrator within fourteen (14) calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other Party appoints its own arbitrator and gives notice that it has done so within the fourteen (14) days specified. If the other Party does not appoint its own arbitrator and give notice that it has done so within the fourteen (14) days specified, the Party referring a dispute to arbitration may, without the requirement of any further prior notice to the other Party, appoint its arbitrator as sole arbitrator and shall advise the other Party accordingly. The award of a sole arbitrator shall be binding on both Parties as if he had been appointed by agreement.

19.4 Nothing herein shall prevent the Parties agreeing in writing to vary these provisions to provide for the appointment of a sole arbitrator.

19.5 In cases where neither the claim nor any counterclaim exceeds the sum of £75,000 (or such other sum as the Parties may agree) the arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at the time when the arbitration proceedings are commenced.

20. Subcontracting

20.1 The Builder may employ the Sub-contractor Aluminium Marine Consultants for fabrication and Boat Electrics & Electronics or electrical/electronic works. Otherwise except for minor work, the Builder shall not employ other sub-contractors without the Purchaser's approval, which shall not be unreasonably withheld. Notwithstanding any sub-contracting, the Builder shall remain fully responsible for the due performance of all such work as if undertaken by the Builder.

21. Reporting

21.1 As soon as possible and not later than ten (10) days after the effective date of the Contract the Builder shall provide the Purchaser with a detailed build timeline. The timeline will be continually updated as the build progresses and issued to the Purchaser on fortnightly basis highlighting any areas of delay or concern.

22. Free Issue items

22.1 The Builder shall safely store and handle the Purchasers free-issue items after delivery thereof at a warehouse or other storage facility at the Shipyard and shall, at its own cost, expense and responsibility, install them in or on the Vessel in accordance with the Specification, provided that the Builder shall not be responsible for the quality, efficiency and/or performance of any of the items.

22.2 The items shall at all times remain the property of the Purchaser but shall be at the Builder's risk from the time of their delivery to the Shipyard until the time of their redelivery to the Purchaser whether or not as part of the Vessel.

[redacted]

ANNEX 1

SPECIFICATION

The Specification for the Boat is as set out below or as identified below and attached to this Agreement and signed by the Parties.

Contract Specification Reference & Attached
DM-2342 Vessel Specification Issue A 19-01-22

Contract General Arrangement & Attached:
21021-010101_F 11-11-21

DM............NR..............

ANNEX 2

AGREEMENT VALUE & STAGE PAYMENT SCHEDULE

Contract Value: [redacted] (Great British Pounds)

Nauticus Robotics Free Issue Equipment:

- Kongsberg Launch & Recovery System (LARS) Complete:
  - Structure
  - Rails & Track
  - Winch & Powerpack
  - Commissioning & Testing
  - Diverse Marine have allowed to bolt down equipment only
- Nauticus Robotics Aquanaut
  - Complete with all Associated Equipment & Charging
- Aquanaut Control, Monitoring & Autonomy Equipment
- WIFI Mesh System
- Cyber Security Hardware & Software Costs
- Operational Equipment & Anything Not Specifically Mentioned in the Specification

Stage Payment Schedule:

Boat Name		Value	Delivery
Hydronaut 3 (HY3)		[redacted]	24/03/2023

Stage Description	%	Value	Indicative Payment	Supporting Information for Payment
Deposit	10%	[redacted]	Feb-22	Signed Contract
Completion of Marine Kit Design & Drawing Package	5%		Mar-22	Shipyard Declaration Supported by GMD Information
Aluminium Kit Arrival	5%		Jul-22	Shipyard Declaration, Photographs & Quality Certificates
Frames Complete & Keels Standing	15%		Aug-22	Shipyard Declaration & Photographs
Hull Structure Complete	25%		Dec-22	Shipyard Declaration, Photographs & TRF Quality Form
IPS System Ready to Dispatch	15%		Dec-22	Shipyard Declaration & Supporting Golden Arrow Documentation
Installation of IPS System	15%		Feb-23	Shipyard Declaration, Photographs & TRF Quality Form
Acceptance	10%		Mar-23	Signed Acceptance Certificate

DM......... NR.........

ANNEX 3

DELIVERY DATE & LATE DELIVERY PENALTIES

Delivery Date: 24th March 2023

A3.1 If delivery takes place more than 30 days after the delivery date then for each day thereafter the Contract Price shall be reduced by the amount GBP600 per day as liquidated damages up to a maximum delay of 90 days (comprising a 30-day grace period plus 60 days). If the delay exceeds 90 days, the Purchaser shall have the option to terminate this Agreement in accordance with Clause 10.1.

DM.............NR MR.............

ANNEX 4

CERTIFICATE OF DELIVERY & ACCEPTANCE

TO BE INSERTED

DM............NR. MR ....